UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 12, 2005

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	( I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On September 12, 2005, Exar Corporation issued a press release announcing that its Board of Directors has (i) set October 27, 2005 as the date for its 2005 Annual Meeting of Shareholders for shareholders of record as of September 8, 2005; and (ii) nominated Richard H. Koppes, Richard Previte and Thomas H. Werner to stand for election to the Company’s Board of Directors at the 2005 Annual Meeting of Shareholders.

Exar further announced that because the date of the 2005 Annual Meeting of Shareholders is more than 30 days after the anniversary date of last year’s annual meeting, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders are advised of the following deadlines. In order for a shareholder proposal to be considered for inclusion in Exar’s proxy statement for this year’s Annual Meeting pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by Exar at its principal executive offices on or before September 19, 2005. In addition, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) of the Exchange Act, such proposal must be received by Exar at its principal executive offices on or before September 19, 2005. Proposals should be directed to the attention of the Secretary, at 48720 Kato Road, Fremont, CA 94538. Exar expects to mail its proxy materials to its shareholders on or about September 23, 2005.

Exar filed a preliminary proxy statement with the Securities and Exchange Commission on September 12, 2005, in connection with its 2005 Annual Meeting of Shareholders. Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation by Exar of its shareholders for the 2005 Annual Meeting, and the participants’ interests in the solicitation, are set forth in the preliminary proxy statement. Exar will be filing a definitive proxy statement and other relevant documents. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT EXAR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Security holders will be able to obtain a free copy of the proxy statement and other related documents filed by Exar at the SEC’s website at www.sec.gov. When available, the definitive proxy statement and other related documents may also be obtained from Exar free of charge by contacting the Investor Relations department at 48720 Kato Road, Fremont, CA 94538.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

Date: September 12, 2005

	By:	/s/ Roubik Gregorian
Roubik Gregorian
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release dated September 12, 2005.